UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
September 4, 2014

PMC-SIERRA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-19084	94-2925073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1380 Bordeaux Drive
Sunnyvale, CA 94089
(Address of Principal Executive Offices)(Zip Code)

(408) 239-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On September 4, 2014, PMC-Sierra, Inc. (the “Company”) issued a press release announcing that the Company executed an agreement with Hewlett-Packard Company (“HP”) to license core HP Smart Array (RAID) software, firmware and management technology. The Company also entered into an agreement with HP to provide engineering services to HP to develop and support RAID technology.  The Company will leverage this technology to provide more system value to new and existing server storage and data center customers. In addition, this transaction positions the Company as the supplier of key storage solution components for HP ProLiant products. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by PMC-Sierra, Inc. dated September 4, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMC-SIERRA, INC.

Date: September 4, 2014	By:	/s/ Steven J. Geiser
Steven J. Geiser
Vice President
Chief Financial Officer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by PMC-Sierra, Inc. dated September 4, 2014